                                                                   EXHIBIT 10.27


       THIS WARRANT CERTIFICATE, THE WARRANTS AND THE UNDERLYING COMMON STOCK HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES LAW. THE WARRANTS AND THE UNDERLYING SHARES OF COMMON STOCK MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, OR OTHER EVIDENCE, REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH LAWS.

                        AMENDED, RESTATED AND CORRECTED
                              WARRANT CERTIFICATE

                   VOID AFTER 5:00 P.M., DALLAS, TEXAS TIME,
                                JANUARY 9, 2002

                            UNITED DENTAL CARE, INC.

               WARRANTS TO PURCHASE 40,000 SHARES OF COMMON STOCK

       This Amended, Restated and Corrected Warrant Certificate (this "Certificate") certifies that Mark E. Pape (the "Warrant Holder") is the registered holder of Warrants (the "Warrants") to purchase Forty Thousand (40,000) shares of the Common Stock, par value ten cents ($0.10) per share ("Common Stock"), of United Dental Care, Inc., a Delaware corporation (the "Corporation"). Subject to and upon the terms and conditions contained in this Certificate, each Warrant entitles the Holder to purchase from the Corporation one fully paid and nonassessable share of Common Stock of the Corporation upon presentation and surrender of this Warrant Certificate with the form of Election to Purchase duly executed at the office of the Corporation and upon proper payment of the Exercise Price (as defined below).

                                       I.

                  EXERCISE PRICE, TERM, AND METHOD OF EXERCISE

       SECTION 1.01. EXERCISE PRICE. Unless adjusted as otherwise provided herein, the exercise price ("Exercise Price") for each share of Common Stock purchased upon exercise of a Warrant evidenced hereby shall be Six Dollars ($6.00) per share. The Exercise Price shall be adjusted upon the occurrence of certain events as set forth in Article II hereof.

       SECTION 1.02. WARRANT RIGHTS AND TERM. Each Warrant shall entitle the person in whose name the Warrant Certificate shall then be registered on the books maintained by the Corporation (the "Warrant Holder"), upon exercise thereof subject to the conditions
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and provisions of this Certificate, including without limitation, the provisions hereof relating to adjustments upon occurrence of certain events as set forth herein, to purchase from the Corporation one fully paid and nonassessable share of Common Stock, $ .10 par value per share, of the Corporation at the then Exercise Price at any time until the earlier of the expiration of the Warrant at 5:00 p.m., Dallas, Texas time, on January 9, 2002 or if January 9, 2002 is not a business day then on the next succeeding business day (the "Expiration Date").

       SECTION 1.03. EXERCISABILITY. The Warrants evidenced by this Certificate shall be exercisable in whole or in part, at any time, and from time to time, until the Expiration Date.

       SECTION 1.04. EXPIRATION. Unless earlier exercised by the Warrant Holder or redeemed by the Corporation, each Warrant not exercised by 5:00 p.m., Dallas, Texas time, on or before the Expiration Date shall become void, and all rights in respect thereof under this Certificate shall thereupon cease and terminate.

       SECTION 1.05. METHOD OF EXERCISE. Subject to the conditions and provisions of this Certificate, the Warrant Holder may exercise his rights with respect to all or any number of exercisable Warrants evidenced by a Warrant Certificate. Exercise shall be effected by surrender of this Warrant Certificate, with the form of Election to Purchase thereon duly executed and with the signature guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc., to the Corporation at its offices as designated in Section 4.04 hereof, together with the Exercise Price for each share of Common Stock to be purchased. Payment of the Exercise Price shall be made (a) by certified check payable in lawful money of the United States of America to the order of the Corporation or (b) by wire transfer (same day funds) to the designated account of the Corporation.

       Upon receipt of a Warrant Certificate with the form of Election to Purchase duly executed and accompanied by full and proper payment of the Exercise Price for the shares of Common Stock purchased thereby, the Corporation shall deliver to, or in accordance with the instructions of, the Warrant Holder certificates for the total number of whole shares of Common Stock for which the Warrants evidenced by this Certificate are being exercised in such names and denominations as the Warrant Holder has directed; provided, however, that if, on the date of surrender of this Certificate and payment of the Exercise Price, the transfer books for the Common Stock shall be closed, the certificates for the shares of Common Stock shall be issuable as of the date on which such books shall next be open (whether before, on or after the Expiration Date) and upon the other conditions in effect on the date of such surrender.





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       Each exercise of a Warrant shall also be accompanied by an undertaking of the Warrant Holder to furnish or execute such documents as the Company may in its discretion deem necessary (1) to evidence the exercise, in whole or in part, of the Warrants evidence by this Agreement, (2) to determine whether registration is then required under the Securities Act of 1933, as then in effect, and (3) to comply with or satisfy the requirements of the Securities Act of 1933, or any other law, as then in effect.

       In the event that any Warrant Holder shall exercise rights with respect to less than all of the Warrants evidenced by this Certificate surrendered upon the exercise of Warrants, the Corporation shall cause a new Warrant Certificate for the balance of such Warrants to be executed and delivered to, or in accordance with the instructions of, such Warrant Holder.

                                      II.

                  ADJUSTMENTS TO WARRANTS UPON CERTAIN EVENTS

       SECTION 2.01. ADJUSTMENTS. The number of shares of Common Stock purchasable upon the exercise of each Warrant (such shares being referred to in this Article II as the "Warrant Shares") and the Exercise Price shall be subject to adjustment as follows:

       (a)    in case the Corporation shall at any time after January 1, 1996
(i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Corporation (excluding any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that each Warrant Holder shall be entitled to receive the kind and number of Warrant Shares of other securities of the Corporation which the Warrant Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

       (b) In case the Corporation shall at any time after January 1, 1996 issue rights, options or warrants to all holders of its shares of Common Stock, without any charge to such holders, entitling them (for a period expiring within 45 days after the record date mentioned below in this paragraph (b)) to subscribe for or purchase shares of Common Stock at a price per share which is





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lower at the record date mentioned below than the current market price per share of Common Stock, the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date (calculated on a fully-diluted basis) plus the number of shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date (calculated on a fully-diluted basis) plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then current market price per share of Common Stock. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

       On the expiration of any of such rights, options or warrants or the termination of any such right to purchase, convert or exchange any such rights, options or warrants, the number of shares of Common Stock then purchasable upon the exercise of each Warrant and the Exercise Price then in effect shall be subject to readjustment and the number of shares of Common Stock subject to the Warrants shall forthwith be decreased and the exercise price under the Warrants shall forthwith be increased to that which would have been in effect at the time of such expiration or termination had such right, option or warrant, to the extent outstanding immediately prior to such expiration or termination, never been issued.

       (c) In case the Corporation shall at any time after January 1, 1996 distribute to all holders of its shares of Common Stock, without any charge to such holders, (i) shares of stock other than Common Stock or (ii) evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or retained earnings and excluding dividends or distributions referred to in paragraph (a) above) or (iii) rights, options or warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above) - then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant, by a fraction, of which the numerator shall be the current market price per share of Common Stock on the record date mentioned below in this paragraph (c), and of which the denominator shall be the current market price per share of Common Stock on such record date, less the then fair value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the shares of





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stock, assets or evidences of indebtedness, or rights, options or warrants or convertible or exchangeable securities so distributed applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

       SECTION 2.02. ADJUSTMENT FOR DE MINIMIS CHANGES. No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least $.05 in the Exercise Price under each Warrant; provided, however, that any adjustments which by reason of this Section 2.02 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest cent. Anything in Section 2.01 to the contrary notwithstanding, the Corporation shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of each Warrant, in addition to those required by such Section, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, warrants or options to purchase Common Stock, or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Corporation to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

       SECTION 2.03. ADJUSTMENT OF EXERCISE PRICE. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

       SECTION 2.04. VOLUNTARY ADJUSTMENT BY THE CORPORATION. The Corporation may at its option at any time during the term of the Warrants reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Corporation.

       SECTION 2.05. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Corporation shall promptly mail to the Warrant Holder a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Corporation, which





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sets forth the number of Warrant Shares purchasable upon the exercise of each
Warrant and the Exercise Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

       SECTION 2.06. EFFECT OF SALE, MERGER, OR CONSOLIDATION. In the event of any capital reorganization of the Corporation, or of any reclassification (other than a change in par value) of the Common Stock or of any conversion of the Common Stock into securities of another corporation, or the consolidation of the Corporation with, or the merger of the Corporation with or into, any other corporation where the Common Stock is converted into other securities or property (including cash) or in the event of the sale of all or substantially all of the properties and assets of the Corporation to any other corporation (each such event thereinafter being referred to as a "Capital Change"), each Warrant shall be exercisable after such Capital Change, upon the terms and conditions specified in this Agreement, only for the number of shares of stock or other securities or property (including cash), as the case may be, to which the shares of Common Stock issuable (immediately prior to such Capital Change) upon exercise of such Warrant would have been entitled upon such Capital Change. In any such case, if necessary, the provisions set forth in this
Article II with respect to the rights and interests thereafter of the holders of the Warrants shall be appropriately adjusted so as to be reasonably applicable to any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrants.

       The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Corporation for the purpose of this Section 2.06. The Corporation shall not effect any consolidation, merger, or sale resulting in a Capital Change, unless prior to or simultaneously with the consummation thereof, the Corporation or any successor corporation or corporation purchasing such assets shall assume, by written instrument executed and delivered for the benefit of the Purchasers, the obligation to deliver to the holder of each Warrant such shares of stock, securities, or property (including cash) as the Warrant Holders may be entitled to receive upon exercise of the Warrants in accordance with the foregoing provisions, and the other obligations of the Corporation under this Agreement.

       SECTION 2.07. NOTICE OF CERTAIN EVENTS. In the event that at any time prior to the expiration of the Warrants and prior to their exercise:

       (a) the Corporation shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Corporation with respect to the Common Stock); or





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
       (b) the Corporation shall offer for subscription to the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

       (c) the Corporation shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock; or

       (d) there shall be any Capital Change in the Corporation or any merger of the Corporation with another corporation (other than a merger with a subsidiary in which merger the Corporation is the continuing corporation and which does not result in any reclassification or change of the shares of Common Stock issuable upon exercise of the Warrants); or

       (e) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity);

(each such event hereinafter being referred to as a "Notification Event"), the Corporation shall cause to be mailed to the Warrant Holder, not less than 10 days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, or if 10 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Corporation shall lose or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of the Warrants.

       SECTION 2.08. EFFECT OF ADJUSTMENT ON WARRANT CERTIFICATES. The form of Warrant Certificate need not be changed because of any change in the Exercise Price, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this Article. The Corporation may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificates or otherwise, may be in the form as so changed.





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                                      III.

                            RIGHTS OF WARRANT HOLDER

       SECTION 3.01. NO RIGHTS AS STOCKHOLDER. The Warrant Holder, as such, shall not be entitled to vote or to receive dividends and shall otherwise be deemed to be the holder of shares of Common Stock for any purpose, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon any Warrant Holder, as such, any of the rights of a stockholder of the Corporation or any right to vote upon or give or withhold consent to any action of the Corporation (whether upon any reorganization, issuance of securities, reclassification or conversion of Common Stock, consolidation, merger, sale, lease, conveyance or otherwise) receive notice of meetings or other action affecting stockholders (except for notices expressly provided for in this Agreement) or receive dividends or subscription rights, until such Warrant Certificate shall have been surrendered for exercise accompanied by full and proper payment of the Exercise Price as provided in this Certificate and shares of Common Stock thereunder shall have become issuable and until such person shall have been deemed to have become a holder of record of such shares. If, at the date of surrender of such Warrant Certificate and payment of such Exercise Price, the transfer books for the Common Stock shall be closed, certificates for the shares of Common Stock shall be issuable on the date on which such books shall next be open (whether before, on or after the Expiration
Date) and until such date, the Corporation shall be under no duty to deliver any certificate for such shares of Common Stock. The Warrant Holder shall, upon the exercise of Warrants, be entitled to any dividends if the record date with respect to payment of such dividends shall be a date prior to the date such shares of Common Stock became issuable upon the exercise of such Warrants.

       SECTION 3.02.  MAINTENANCE OF SUFFICIENT AND PROPER SHARES OF COMMON
STOCK.

       (a) The Corporation shall at all times reserve and keep available a number of authorized shares of Common Stock sufficient to permit the exercise in full of all outstanding Warrants.

       (b) If any shares of Common Stock issuable upon the exercise of the Warrants require registration or approval of any governmental authority, or the taking of any other action under the laws of the United States or any political subdivision thereof or any other jurisdiction before such shares of Common Stock may be legally and validly issued, then the Corporation shall in good faith and with reasonable diligence endeavor to secure such registration or approval or to take such other action as may be appropriate to allow for the lawful issuance of shares of Common Stock upon exercise of Warrants, provided that no shares of Common Stock shall be issued for the period during which the Corporation





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
is endeavoring to obtain such registration or approval or is taking such other action. Warrant Holders may exercise Warrants during any such period as provided herein and shall be entitled to the issuance of the shares of Common Stock on such date as the shares of Common Stock may be legally and validly issued, at the Exercise Price and upon the other conditions in effect on the date of surrender of the Warrant Certificates accompanied by full and proper payment for the shares of Common Stock.

       SECTION 3.03.  FRACTIONAL SHARES AND WARRANTS.

       (a) Anything contained herein to the contrary notwithstanding, the Corporation shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this Section) in the issuance of a fraction of a share of Common Stock unless the Warrant Holder is presenting for exercise Warrant Certificates representing all Warrants then owned of record by such Warrant Holder. In such event, the Corporation shall, upon the exercise of all such Warrants, issue to such Warrant Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Exercise Price for all such Warrants and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its current market price as of the last business day preceding the date on which the Warrants are presented for exercise. The current market price per share of Common Stock at any date shall be the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in either case on the principal national securities exchange on which the shares are listed or admitted to trading, or if they are not listed or admitted to trading on any national securities exchange, but are traded in the over the counter market, the average of the representative closing bid and asked quotations for the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system, or if the Common Stock is not listed on NASDAQ or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose. In the event that the Common Stock is not traded on any such exchange or in any such market, the current market price per share of the Common Stock shall be determined by the Board of Directors acting in good faith using customary and reasonable criteria for determining current market value. Every Warrant Holder, by the acceptance of the Warrant Certificate, expressly waives any right to exercise Warrants for a fractional share of Common Stock except as provided in this subsection.





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
       (b) Anything herein to the contrary notwithstanding, the Corporation shall not be required to issue fractions of Warrants on any distribution of Warrants to the Warrant Holder or to distribute Warrant Certificates that evidence fractional Warrants. The Corporation shall pay to any person entitled to a fractional interest in a Warrant, a sum in cash equal to the fraction, multiplied by its current market price as of the last business day preceding the date of such distribution.

       SECTION 3.04. TRANSFERABILITY. The Warrants and the rights under this Certificate are fully assignable or transferable by the Warrant Holder including by will or by the laws of descent and distribution; provided, however, that the Warrant Holder may only assign or transfer all the then unexercised Warrants to a single transferee and may not assign or transfer portions of the then unexercised Warrants to more than one transferee. The transferee of the Warranty and the rights under this Certificate including the executor or the administrator of the estate of the Warrant Holder or the person or persons acquiring the Warrants upon the death of the Warrant Holder shall have the right to become the Warrant Holder and to become the Warrant Holder and to exercise the Warrants subject to the other terms and provisions of this Certificate.

       SECTION 3.05. INVESTMENT PURPOSE. This Certificate and the Warrants are issued on the condition that the purchase of the Warrants and the purchase of Common Stock upon the exercise of the Warrants shall be for investment purposes, and not with a view to resale or distribution except that, in the event the Common Stock subject to the Warrant is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any rules or regulations thereunder. The certificates evidencing the Common Stock issued upon the exercise of Warrants shall contain an appropriate restriction legend requiring compliance with securities laws for transfer thereof.

                                      IV.

                                    GENERAL

       SECTION 4.01. TAXES ON ISSUANCE OF SHARES OF COMMON STOCK. The Corporation shall promptly pay all documentary stamp taxes, if any, that may be imposed upon the Corporation with respect to the issuance or delivery of shares of Common Stock upon the exercise of Warrants, but the Corporation shall not be obligated to pay any transfer taxes with respect to the issuance or delivery of the Warrant Certificates or shares of Common Stock in a name other than that of the Warrant Holder.





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       SECTION 4.02.  DATES AND TIMES.  If any date set forth in this
Certificate shall fall on a day other than a full business day in Dallas, Texas, said date shall be deemed to be the next full business day succeeding that date.

       SECTION 4.03. BINDING AGREEMENT. All the covenants and provisions of this Certificate by or for the benefit of the Corporation or the Warrant Holder shall bind an inure to the benefit of their respective heirs, administrators, successors and assigns, subject to the provisions hereof limiting transferability by the Warrant Holder. Nothing expressed in this Certificate and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon or give to any person or corporation, other than the Corporation and the Warrant Holders, any legal or equitable right, remedy, or claim under or by reason of this Certificate or of any covenant, condition, stipulation, promise, or agreement herein, and all covenants, conditions, stipulations, promises, and agreements contained in this Certificate shall be for the sole and exclusive benefit of the Corporation and the Warrant Holder, and their respective heirs, administrators, successors and assigns.

       SECTION 4.04. NOTICES. Any communication, notice, or demand to be given hereunder shall be duly given if in writing and delivered personally or sent by first class mail, certified or registered, postage prepaid and addressed as follows:

       (a)    If to the Corporation:

              United Dental Care, Inc.
              14755 Preston Road
              Suite 300
              Dallas, Texas  75240
              Attention:  President

       (b)    If to Warrant Holder:

              Mr. Mark E. Pape
              3725 MacArthur Drive
              Waco, TX 76708

Either party may change the address to which any communication, notice, or demand shall be given by giving notice of such change in conformity with the provisions of this Section.

       SECTION 4.05. GOVERNING LAW. This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws.

       SECTION 4.06. HEADINGS. The Article and Section headings herein are for convenience only and are not part of this Certificate and shall not affect the interpretation thereof.





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
       SECTION 4.07. RESTATEMENT/ENTIRE AGREEMENT. The Amended, Restated and Corrected Warrant Certificate amends and restates in its entirety that certain Warranty Certificate between the Corporation and the Warrant Holder executed and dated February 6, 1995 which is replaced by this Amended, Restated and Corrected Warranty Certificate. This Certificate constitutes the sole and complete agreement between the parties, and supersedes any prior agreements or understandings, whether written or oral, with respect to the subject matter hereof. This Certificate may be amended, modified or supplemented only by a written amendment executed by the Corporation and the Warrant Holder.

       SECTION 4.08. COUNTERPARTS. This Certificate may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; provided, however, that all such counterparts shall together constitute but one and the same instrument.

       IN WITNESS WHEREOF, this Certificate has been duly executed by the Corporation and the Warrant Holder as of the date written below.



DATED:    2/26, 1996                  UNITED DENTAL CARE, INC.
       -------------


                                      By:  /s/ James B. Kingston
                                         ---------------------------------------
                                      Its:  President

DATED:    2/27, 1996                  WARRANT HOLDER
       -------------


                                      By:  /s/ Mark E. Pape
                                         ---------------------------------------
                                         Mark E. Pape

                          FORM OF ELECTION TO PURCHASE


To United Dental Care, Inc.


       The undersigned hereby irrevocably elects to exercise _____ Warrants represented by this Warrant Certificate, and to purchase _____ shares of the Common Stock of United Dental Care, Inc. issuable upon the exercise of such Warrants, and requests that certificates for such shares shall be issued in the name of



--------------------------------------------------------------------------------
                                     (Name)


--------------------------------------------------------------------------------
                                    (Address)


--------------------------------------------------------------------------------
                  Social Security or other Identifying Number)


and be delivered to


--------------------------------------------------------------------------------
                                     (Name)


--------------------------------------------------------------------------------
                                    (Address)


and, if said number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:  ___________________, _____


Signature:
          ----------------------------------------------------------------------
          Warrant Holder:
                         -------------------------------------------------------


Signature Guaranteed:
                     -----------------------------------------------------------


NOTE: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without any change whatsoever, unless this Warrant has been assigned.





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